SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                         April 23, 2002 (March 31, 2002)


                              Zions Bancorporation
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            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
-------------------  ---------------------------------  ------------------------
      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1134, Salt Lake City, Utah          84111
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(Address of principal executive offices)                    (Zip Code)


                                (801) 524-4787
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


             One South Main, Suite 1380, Salt Lake City, Utah 84111
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         (Former name or former address, if changed since last report)

Items 1-6.

                  Not Applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                    (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c)    Exhibits

                    The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number                   Description
------                   -----------

99.1 Zions Bancorporation and Subsidiaries Consolidated Statements of Income - 5 quarter

Item 8.             Change in Fiscal Year.

                    Not Applicable.


Item 9.             Regulation FD Disclosure.

                    Not Applicable.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ZIONS BANCORPORATION


                                    By: /s/   Doyle L. Arnold
                                       -----------------------------
                                       Name:  Doyle L. Arnold
                                       Title: Executive Vice
                                              President and Chief
                                              Financial Officer





Date: April 23, 2002